UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 28, 2013

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-180728) filed by Wells Fargo & Company with the Securities and Exchange Commission.

On June 28, 2013, Wells Fargo & Company issued the following Medium-Term Notes, Series K: Notes due June 28, 2030; Securities Linked to the S&P 500® Index; Securities Linked to the iShares® MSCI Emerging Markets Index Fund; 0% Optionally Exchangeable Securities due June 10, 2020, Exchangeable for the Common Stock of International Paper Company or the Cash Value of Such Stock; 0% Optionally Exchangeable Securities due January 24, 2020, Exchangeable for the Common Stock of Apple Inc. or the Cash Value of Such Stock; and Notes Linked to the 7-Year Constant Maturity Swap Rate due June 28, 2023 (collectively, the “Notes”).

The purpose of this Current Report is to file with the Securities and Exchange Commission the form of Note related to each issuance, the opinion of Faegre Baker Daniels LLP regarding the Notes and the opinion of Sullivan & Cromwell LLP, Wells Fargo & Company’s special tax counsel, regarding the Notes.

(d)	Exhibits

4.1	Form of Medium-Term Notes, Series K, Notes due June 28, 2030.

4.2	Form of Medium-Term Notes, Series K, Securities Linked to the S&P 500® Index.

4.3	Form of Medium-Term Notes, Series K, Securities Linked to the iShares® MSCI Emerging Markets Index Fund.

4.4	Form of Medium-Term Notes, Series K, 0% Optionally Exchangeable Securities due June 10, 2020, Exchangeable for the Common Stock of International Paper Company or the Cash Value of Such Stock.

4.5	Form of Medium-Term Notes, Series K, 0% Optionally Exchangeable Securities due January 24, 2020, Exchangeable for the Common Stock of Apple Inc. or the Cash Value of Such Stock.

4.6	Form of Medium-Term Notes, Series K, Notes Linked to the 7-Year Constant Maturity Swap Rate due June 28, 2023.

5.1	Opinion of Faegre Baker Daniels LLP regarding the Notes.

8.1	Opinion of Sullivan & Cromwell LLP regarding the Notes.

23.1	Consent of Faegre Baker Daniels LLP (included as part of Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: June 28, 2013	/s/ Paul R. Ackerman
Paul R. Ackerman
Executive Vice President and Treasurer

Index to Exhibits

Exhibit No.	Description	Method of Filing

4.1	Form of Medium-Term Notes, Series K, Notes due June 28, 2030.	Electronic Transmission

4.2	Form of Medium-Term Notes, Series K, Securities Linked to the S&P 500® Index.	Electronic Transmission

4.3	Form of Medium-Term Notes, Series K, Securities Linked to the iShares® MSCI Emerging Markets Index Fund.	Electronic Transmission

4.4	Form of Medium-Term Notes, Series K, 0% Optionally Exchangeable Securities due June 10, 2020, Exchangeable for the Common Stock of International Paper Company or the Cash Value of Such Stock.	Electronic Transmission

4.5	Form of Medium-Term Notes, Series K, 0% Optionally Exchangeable Securities due January 24, 2020, Exchangeable for the Common Stock of Apple Inc. or the Cash Value of Such Stock.	Electronic Transmission

4.6	Form of Medium-Term Notes, Series K, Notes Linked to the 7-Year Constant Maturity Swap Rate due June 28, 2023.	Electronic Transmission

5.1	Opinion of Faegre Baker Daniels LLP regarding the Notes.	Electronic Transmission

8.1	Opinion of Sullivan & Cromwell LLP regarding the Notes.	Electronic Transmission

23.1	Consent of Faegre Baker Daniels LLP (included as part of Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 8.1).

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